SCHEDULE 14C INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

  FILED BY THE REGISTRANT [X]     FILED BY A PARTY OTHER THAN THE REGISTRANT[ ]

                           CHECK THE APPROPRIATE BOX:
                        [ ] PRELIMINARY PROXY STATEMENT
                        [ ] CONFIDENTIAL, FOR USE OF THE
               COMMISSION ONLY (AS PERMITTED BY RULE 14C-5(D)(2))
                      [X] PRELIMINARY INFORMATION STATEMENT
                      [ ] DEFINITIVE INFORMATION STATEMENT
                      [ ] DEFINITIVE ADDITIONAL MATERIALS
                    [ ] SOLICITING MATERIAL UNDER RULE 14A-12


                            WTAA INTERNATIONAL, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [X] NO FEE REQUIRED.
  [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.


(1)  TITLE  OF  EACH  CLASS  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:
     Common

(2)  AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTIONS  APPLIES:
     13,170,134

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a

(4)  Proposed  maximum  aggregate  value  of  transaction:  n/a
(5)  Total  fee  paid:  n/a
     [  ] Fee  paid  previously  with  preliminary  materials:  n/a
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)   Amount  previously  paid:
     (2)   Form,  Schedule  or  Registration  Statement  No.:  14C
     (3)   Filing  Party:  Registrant
     (4)   Date  Filed:  October  17th,  2001
     (5) This Information Statement is expected to be delivered to the Corporation's shareholders at least eleven days after filing, which is expected to be on or about October 29, 2001


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                            WTAA INTERNATIONAL, INC.

                      1027 South Rainbow Boulevard Unit 391
                           Las Vegas, Nevada USA 89145

                                  Preliminary
                              Information Statement

                             October 29, 2001 (est)


     The Corporation wishes to inform shareholders of the following proposed action:

     o Approve the change of name of the Corporation from WTAA International, Inc., to Gravitas International, Inc.

     You can find more information about this proposal, in the attached Information Statement.




                              By Order of the Board of Directors,



Las  Vegas,  Nevada           /s/ Colin Vance Campbell
October 29, 2001 (est)        President


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
                            WTAA INTERNATIONAL, INC.
                     1027 South Rainbow Boulevard, Unit 391
                             Las Vegas, Nevada 89145

                                   PRELIMINARY
                              INFORMATION STATEMENT
                                     FOR THE
                         WRITTEN CONSENT OF STOCKHOLDERS
                             OCTOBER 29, 2001 (EST)


     The Corporation's Board of Directors is providing information with respect to the matters referred to in this Information Statement. This Information Statement contains important information. Please read it carefully.

ITEM  1.          DATE,  TIME  AND  PLACE  OF  INFORMATION

     This Information Statement will be mailed to stockholders following the eleventh day after filing this Information Statement, which mailing is expected to be on or about October 29th, 2001.

     In  this  Information  Statement:

     o    "We,"  "us,"  "our" and the "Corporation" refer to WTAA International,
          Inc.,
     o    "Board  of  Directors"  or  "Board"  means  The Corporation's Board of
          Directors,
     o    "SEC"  means  the  Securities  and  Exchange  Commission;  and,
     o "Voting Securities" means outstanding shares of The Corporation's common stock.

     The Board set October 17th, 2001 as the record date for the Information Statement. There were 13,170,134 shares of the Corporation's common stock outstanding as at October 17, 2001. The proposed effective date for the amendment to the articles effecting the name change is estimated at November 20, 2001, or such later date as will be required to meet the requirements of the SEC and the State, but not to extend beyond Dec 3, 2001.

     We have summarized below important information with respect to an Information Statement in lieu of a shareholder meeting.


WE  ARE  NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ITEM  2.     REVOCABILITY  OF  PROXIES

N/A

ITEM  3.     DISSENTERS  RIGHT  OF  APPRAISAL

N/A

ITEM  4.     PERSONS  MAKING  THE  SOLICITATION

N/A

ITEM  5.  INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON

N/A

ITEM  6.     VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the number of shares of The Corporation's common stock that are owned by the directors, the Named Executive Officers.

     a)   Security Ownership of Certain Beneficial Owners.

     The following table sets forth the security and beneficial ownership interest for each class of equity securities known by the Corporation to have more than five (5%) percent of the voting securities.

                                       AMOUNT AND
              NAME AND                 NATURE OF       PERCENT
TITLE OF      ADDRESS OF               BENEFICIAL      AGE OF
CLASS         BENEFICIAL OWNER         OWNERSHIP (1)   CLASS
              Pioneer
              Investment
              Holdings c/o
              National Cardiac
              Centre, Parman,
              KAR #87 Slipi,
Common        Jakarta, Indonesia       3,600,000 (1)     27.3%

  (1) Under Rule 13(d) of the Exchange Act, shares not outstanding but subject to options, warrants, rights or conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by persons have such rights, but are not deemed outstanding for the purpose of computing the percentage for any other person.
  (2) As of October 17, 2001, there were 13,170,134 common shares outstanding. Unless otherwise noted, the security ownership disclosed is of record and beneficial.

b)   Security  Ownership  of  Management.

The following table sets forth certain information with respect to the beneficial ownership of each officer and director, and of all directors and executive officers as a group as of October 17, 2001.

                                          AMOUNT AND
          NAME AND                        NATURE OF      PERCENT
TITLE OF  ADDRESS OF                      BENEFICIAL     AGE OF
CLASS     BENEFICIAL OWNER                OWNERSHIP (1)  CLASS
          Weinstein, Dr. CJ
Common    P.O. Box 115 Big Sur, CA 93920        206,667      1.5%
          Shaben, Larry 207
          Solar Court 10350
          124th Street,
Common    Edmonton, Alberta T5N 3V9             202,925      1.5%
          Campbell, Colin
          Vance 638
          Millbank,
Common    Vancouver, BC V5Z 4B2                 200,000      1.4%


There are no arrangements that may result in change in control of the Corporation.

ITEM  7.     DIRECTORS  AND  EXECUTIVE  OFFICERS, PROMOTERS AND CONTROL PERSONS.

N/A

ITEM  8.     EXECUTIVE  COMPENSATION.

N/A

ITEM  9.     INDEPENDENT  PUBLIC  ACCOUNTANTS

N/A

ITEM 10.     COMPENSATION PLANS

N/A

ITEM 11.     AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

N/A

ITEM 12.     MODIFICATION OR EXCHANGE OF SECURITIES

N/A

ITEM 13.     FINANCIAL AND OTHER INFORMATION

N/A

ITEM 14.     MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

N/A

ITEM 15.     ACQUISITION OR DISPOSITION OF PROPERTY

N/A

ITEM 16.     RESTATEMENT OF ACCOUNTS

N/A

ITEM 17.     ACTION WITH RESPECT TO REPORTS.

N/A

ITEM 18.     MATTERS NOT REQUIRED TO BE SUBMITTED

N/A

ITEM 19.     AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

The Corporation has determined that a change of name is necessary in order to better reflect the new direction of its business.

The Corporation proposes to Amend the Charter and the Bylaws of the Corporation to reflect this name change from WTAA International, Inc. to Gravitas International, Inc.

ITEM 20.      OTHER PROPOSED ACTION

N/A

ITEM 21.     VOTING PROCEDURES

N/A

ITEM 22.     INFORMATION REQUIRED IN INVESTMENT CORPORATION PROXY STATEMENT

N/A

                                  OTHER MATTERS

Other  Business

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting or Information Statement in lieu thereof. If any other matters are properly brought before the Corporation, it is the intention of the persons named in the accompanying information statement to consider such matters in accordance with their best judgment.

Annual  Report  to  Stockholders  OR  Annual  Report  on  Form  10-K

     The Corporation's annual report on Form 10-K for the year ended December 31, 2000, as filed with the SEC, is available at no charge to stockholders upon written request at The Corporation's business address. Copies may also be obtained without charge through the EDGAR system at www.sec.gov.

                                By Order of the Board of Directors



                                Colin  Vance  Campbell
DATE,  2001                     President

October  29,  2001

Dear  Stockholder:

We are providing an Information Statement in lieu of an Annual Meeting or Special Meeting of Stockholders of WTAA International, Inc. Detailed information as to the matter under consideration is contained in the accompanying Notice and Information Statement.


                                   Sincerely,


                                   Colin  Vance  Campbell,
                                   President




1. Change of Name of the Corporation from WTAA International, Inc., to Gravitas International, Inc.